                                                                   EXHIBIT 10.23

                            INDEMNIFICATION AGREEMENT

        This Indemnification Agreement ("Agreement") is made as of the _______ day of ____________ 19___, by and between Catuity Inc., a Delaware corporation (the "Company"), and ______________________, a director and/or officer of the Company (the "Indemnitee").

                                    RECITALS

A. The Indemnitee is presently serving as a director and/or officer of the Company and the Company desires the Indemnitee to continue in such capacity. The Indemnitee is willing, subject to certain conditions including, without limitation, the execution and performance of this Agreement by the Company, to continue in that capacity.

B. In addition to the indemnification to which the Indemnitee is entitled under the certificate of incorporation (the "certificate") of the Company, the Company has obtained (or intends to obtain) at its sole expense insurance protecting its directors and officers including the Indemnitee against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties. However, as a result of circumstances having no relation to, and beyond the control of, the Company and the Indemnitee, there can be no assurance of the continuation or renewal of that insurance.

        Accordingly, and in order to induce the Indemnitee to continue to serve in his present capacity, the Company and Indemnitee agree as follows:

1.      Continued Service.

        The Indemnitee will continue to serve as a director and/or officer of the Company so long as he is duly elected and qualified in accordance with the bylaws of the Company (the "bylaws") or until he resigns in writing in accordance with applicable law.

2.      Initial Indemnity.

        (a) Except with respect to an action, suit or proceeding by or in the name of the Company as provided in Section 2(b) below, the Company shall indemnify the Indemnitee when he was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, administrative, investigative or criminal, by reason of the fact that he is or was or had agreed to become a director or officer of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against costs, charges and expenses (including attorneys' and others' fees and expenses and reasonable time-based fees of the Indemnitee as determined by a court of competent jurisdiction or, to the extent permitted by law, a majority of disinterested directors (collectively "Expenses")), damages, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection therewith and any appeal therefrom if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.

        (b) With respect to an action, suit or proceeding by or in the name of the Company, the Company shall indemnify the Indemnitee when he was or is a party or is threatened to be made a party to any such threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was or had agreed to become a director or officer of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against costs, charges and Expenses actually and reasonably incurred by him in connection therewith and any appeal therefrom if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. However, no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless (and only to the extent that) the Delaware Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such costs, charges and Expenses which the Delaware Court of Chancery or such other court shall deem proper.

        (c) To the extent that the Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 2(a) or 2(b) hereof or in defense of any claim, issue or matter therein, he shall be indemnified against costs, charges and Expenses actually and reasonably incurred by him in connection therewith.

        (d) Any indemnification under Sections 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination in accordance with Section 4 hereof or any applicable provision of the certificate, bylaws, other agreement, resolution or otherwise. Such determination shall be made (i) by the Board of Directors of the Company (the "Board"), by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (ii) if such a quorum of disinterested directors is not available or such quorum of disinterested directors so directs, by independent legal counsel (designated in the manner provided below in this subsection (d)) in a written opinion or (iii) by the stockholders of the Company (the "Stockholders"). Independent legal counsel shall be designated by vote of a majority of the disinterested directors; provided, however, that if the Board is unable or fails to so designate, such designation shall be made by the Indemnitee. Independent legal counsel shall not be any person or firm who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of such independent legal counsel and to indemnify fully such counsel against costs, charges and expenses actually and reasonably incurred by such counsel in connection with this Agreement or the opinion of such counsel pursuant hereto.

        (e) All costs, charges and Expenses for which indemnification is available under Sections 2(a) and 2(b) shall be paid by the Company in advance of the final disposition of the action, suit or proceeding giving rise to the indemnification. Such payment shall be made immediately in the manner described by Section 4(b) hereof.

        (f) The Company shall not adopt any amendment to the certificate or bylaws the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnity pursuant to the certificate, bylaws, the General Corporation Law of the State of Delaware (the "DGCL"), or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Board or the Stockholders, as the case may be. In the event that the Company shall adopt any amendment to the certificate or bylaws the effect of which is to so deny, diminish or encumber the Indemnitee's rights to indemnity, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof unless the Indemnitee shall have expressly agreed otherwise in writing or voted in favor of such adoption as a director or holder of record of the Company's voting stock.

3.      Additional Indemnification.

        (a) Pursuant to Section 145(f) of the DGCL, without limiting any right which the Indemnitee may have pursuant to Section 2 hereof, the certificate, the bylaws, the DGCL, any policy of insurance or otherwise, but subject to the limitations on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder determined as contemplated by Section 3(a) hereof, the Company shall indemnify the Indemnitee against any amount which he is or becomes legally obligated to pay relating to or arising out of any claim made against him because of any act, failure to act or neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, which he commits, suffers, permits or acquiesces in while acting in his capacity as a director or officer of the Company, or, at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The payments which the Company is obligated to make pursuant to this Section 3 shall include damages, judgments, fines, settlements and charges, costs and Expenses, provided, however, that the Company shall not be obligated under this Section 3(a) to make any payment in connection with any claim against the Indemnitee:

                (i) to the extent of any fine or similar governmental imposition which the Company is prohibited by applicable law from paying which results in a final, non-appealable order; or

                (ii) to the extent based upon or attributable to the Indemnitee gaining a personal profit to which he was not legally entitled, including without limitation profits made from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, and profits arising from transactions in publicly traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, including Rule 10b-5 promulgated thereunder.

        The determination of whether the Indemnitee shall be entitled to indemnification under this Section 3(a) may be, but shall not be required to, be made in accordance with Section 4(a) hereof. If that determination is so made, it shall be binding upon the Company and the Indemnitee for all purposes.

        (b) To the extent that the Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3(a) or in defense of any claim, issue or matter therein, he shall be indemnified against costs, charges and Expenses actually and reasonably incurred by him in connection therewith.

        (c) All costs, charges and Expenses for which indemnification is available under Section 3(a) shall be paid by the Company in advance of the final disposition of the action, suit or proceeding giving rise to the indemnification. Such payment shall be made immediately in the manner described by Section 4(b).

4.      Certain Procedures Relating to Indemnification and Advancement of
        Expenses.

        (a) Except as otherwise permitted or required by the DGCL, for purposes of pursuing his rights to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, the Indemnitee may, but shall not be required to, (i) submit to the Board a sworn statement of request for indemnification substantially in the form of Exhibit 1 attached hereto and made a part hereof (the "Indemnification Statement") averring that he is entitled to indemnification hereunder and (ii) present to the Company reasonable evidence of all expenses for which payment is requested. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is innocent of any wrongdoing and is entitled to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, and the Board shall be deemed to have determined that the Indemnitee is entitled to such indemnification unless, within 30 calendar days after submission of the Indemnification Statement, the Board shall consult with the underwriter of its directors' and officers' liability insurance and determine by vote of a majority of the directors at a meeting at which a quorum is present, based upon clear and convincing evidence (sufficient to rebut the foregoing presumption) and the Indemnitee shall have received notice within such period in writing of such determination that the Indemnitee is not so entitled to indemnification, which notice shall disclose with particularity the evidence in support of the Board's determination. The foregoing notice shall be sworn to by all persons who participated in the determination and voted to deny indemnification. The provisions of this Section 4(a) are intended to be procedural only and shall not affect the right of the Indemnitee to indemnification under this Agreement and any determination by the Board that the Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review as provided in Section 7 hereof.

        (b) For purposes of determining whether to authorize advancement of expenses pursuant to Section 2(e) hereof, the Indemnitee shall submit to the Board a sworn statement of request for advancement of expenses substantially in the form of Exhibit 2 attached hereto and made a part hereof (the "Undertaking"), averring that (i) he has reasonably incurred or will reasonably incur actual expenses in defending an actual or threatened civil or criminal action, suit, proceeding or claim and (ii) he undertakes to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. For purposes of requesting advancement of expenses pursuant to Section 3(b) hereof, the Indemnitee may submit an Undertaking or such other form of request as he determines to be appropriate (an "Expense Request"). Upon receipt of an Undertaking or Expense Request, as the case may be, the Board shall within 10 calendar days authorize immediate payment of the expenses stated in the Undertaking or Expense Request, as the case may be, whereupon such payments shall immediately be made by the Company. No security shall be required in connection with any Undertaking or Expense Request and any Undertaking or Expense Request shall be accepted without reference to the Indemnitee's ability to make repayment.

5.      Subrogation; Duplication of Payments.

        (a) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery (including under any directors' and officers' liability insurance) of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights. This provision shall in no way entitle the Company to substitute its counsel for any independent legal counsel appointed by the Indemnitee pursuant to
        Section 2(d) or otherwise manage litigation to which the Indemnitee is a party. If the Company indemnifies the Indemnitee in connection with any action, suit or proceeding in which the Company and the Indemnitee do not have adverse interests, then the Company and its counsel shall cooperate with the Indemnitee and his counsel. In all instances where the Company and the Indemnitee have adverse interests, the Indemnitee may nonetheless inspect the books and records of the Company to the extent permitted by law.

        (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent that the Indemnitee has actually received payment (under any insurance policy, the certificate, the bylaws or otherwise) of the amounts otherwise payable hereunder.

6.      Enforcement.

        (a) If a claim for indemnification made to the Company pursuant to
        Section 4 hereof is not paid in full by the Company within 30 calendar days after a written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

        (b) In any action brought under Section 5(a) hereof, it shall be a defense to a claim for indemnification pursuant to Sections 2(a) or 2(b) hereof (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the Undertaking, if any is required, has been tendered to the Company) that the Indemnitee has not met the standards of conduct which make it permissible under the DGCL for the Company to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including the Board, independent legal counsel or the Stockholders) to have made a determination prior to commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Company (including the Board, independent legal counsel or the Stockholders) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

        (c) It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges and expenses, including without limitation attorneys' and others' fees and expenses, reasonably incurred by the Indemnitee (i) as a result of the Company's failure to perform this Agreement or any provision thereof or (ii) as a result of the Company or any person contesting the validity or enforceability of this Agreement or any provision thereof as aforesaid.

7.      Merger or Consolidation.

        In the event that the Company shall be a constituent corporation in a consolidation, merger or other reorganization, the Company, if it shall not be the surviving, resulting or other corporation therein, shall require as a condition thereto the surviving, resulting or acquiring corporation to agree to indemnify the Indemnitee to the full extent provided in this Agreement. Whether or not the Company is the resulting, surviving or acquiring corporation in any such transaction, the Indemnitee shall also stand in the same position under this Agreement with respect to the resulting, surviving or acquiring corporation as he would have with respect to the Company if its separate existence had continued.

8.      Non-exclusivity and Severability

        (a) The right to indemnification provided by this Agreement shall not be exclusive of any other rights to which the Indemnitee may be entitled under the certificate, bylaws, the DGCL, any other statute, insurance policy, agreement, vote of Stockholders or of directors or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such office, and shall continue after the Indemnitee has ceased to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors and administrators.

        (b) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

9.      Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

10.     Modification; Survival.

        This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the death, disability, or Incapacity of the Indemnitee or the termination of the Indemnitee's service as a director or officer of the Company and shall inure to the benefit of the Indemnitee's heirs, executors and administrators.



        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                       CATUITY INC.

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                       INDEMNITEE

                                          ------------------------------------
                                          Name:

                                                                       EXHIBIT 1

                            INDEMNIFICATION STATEMENT

        STATE OF _______________________ )
                                         ) SS
        COUNTY OF ______________________ )

        I, _______________________________, being first duly sworn, do depose and say as follows:

        1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated as of ______________________, 19______, between Catuity Inc. (the "Company"), a Delaware corporation, and the undersigned.

        2. I am requesting indemnification against charges, costs, expenses (including attorneys' and others' fees and expenses), judgments, fines and amounts paid in settlement, all of which (collectively, "Liabilities") have been or will be incurred by me in connection with an actual or threatened action, suit, proceeding or claim to which I am a party or am threatened to be made a party.

        3. With respect to all matters related to any such action, suit, proceeding or claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.

        4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of _________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________

        Subscribed and sworn to before me, a Notary Public in and for said County and State, this _________ day of ____________________, 19_____.

        [seal]

                My commission expires the ___ day of_________________, 19_____.

                                                                       EXHIBIT 2

                                   UNDERTAKING

        STATE OF ________________________ )
                                          ) SS
        COUNTY OF _______________________ )

        I, _______________________________, being first duly sworn do depose and say as follows:

        1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated as of _____________________, 19___, between Catuity Inc. (the "Company"), a Delaware corporation, and the undersigned.

        2. I am requesting advancement of certain costs, charges and expenses which I have incurred or will incur in defending an actual or pending civil or criminal action, suit, proceeding or claim.

        3. I hereby undertake to repay (i) the entire advancement if it shall ultimately be determined that I am not entitled to be indemnified by the Company under the Indemnification Agreement or the Company's certificate of incorporation or bylaws or (ii) any part of the advancement to the extent that it exceeds the amount that I am entitled to be indemnified by the Company under the Indemnification Agreement or the Company's certificate of incorporation or bylaws.

        4. The costs, charges and Expenses (as defined in the Indemnification Agreement) for which advancement is requested are, in general, related to _____________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________

        Subscribed and sworn to before me, a Notary Public in and for said County and State, this _________ day of ____________________, 19_____.

        [seal]

                My commission expires the ___ day of_________________, 19_____.